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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 3, 2001
                                                 ----------------

                                 PartnerRe Ltd.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Bermuda                     1-14536                  Not Applicable
       -------------              ---------------             ----------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



           96 Pitts Bay Road
                Pembroke
                Bermuda                                         HM 08
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (441) 292-0888
                                                   ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)














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Item 5. Other Events.

     The Risk Factors filed with this Current Report on Form 8-K as Exhibit 99.1 are incorporated herein by reference.

Item 7. Exhibits.

99.1 Risk Factors dated October 3, 2001.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARTNERRE LTD.

Date: October 3, 2001                   By: /s/ Albert A. Benchimol
     -----------------                      ------------------------------------
                                            Name:  Albert A. Benchimol
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------

99.1               Risk Factors dated October 3, 2001